UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

May 2, 2003

Date of Report (Date of Earliest Event Reported)

CALIFORNIA STEEL INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE (State Or Other Jurisdiction Of Incorporation Or Organization)	333-79587 Commission File Number	33-0051150 (I.R.S. Employer Identification Number)

14000 SAN BERNARDINO AVENUE FONTANA, CALIFORNIA (Address Of Principal Executive Offices)	92335 (Zip Code)

(909) 350-6200

(Registrant’s Telephone Number, Including Area Code)

ITEM 9. REGULATION FD DISCLOSURE.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vicente B. Wright, in my capacity as the President and Chief Executive Officer of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the quarterly report on Form 10-Q for the three month period ending March 31, 2003, filed by California Steel Industries, Inc., on May 2, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: May 2, 2003

By:	/s/ VICENTE B. WRIGHT
Vicente B. Wright, Chief Executive Officer and President

2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vicente B. Wright, in my capacity as the Executive Vice President of Finance (the Principal Financial and Accounting Officer) of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the quarterly report on Form 10-Q for the three month period ending March 31, 2003, filed by California Steel Industries, Inc., on May 2, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: May 2, 2003

By:	/s/ VICENTE B. WRIGHT
Vicente B. Wright, Executive Vice President of Finance (Principal Financial and Accounting Officer)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 2, 2003

CALIFORNIA STEEL INDUSTRIES, INC.

By:	/s/ VICENTE B. WRIGHT
Vicente B. Wright, Chief Executive Officer and President

4